INTANGIBLE ASSETS - Expected Future Amortization Expense (Details) - USD ($)	Dec. 31, 2021	Dec. 31, 2020
Future Amortization Expense
2022	$ 158,000
2023	158,000
2024	145,333
2025	120,000
Definite Lived Intangible Assets, Net	$ 581,333	$ 739,000